UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2012

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 25, 2012, Duke Realty Corporation, an Indiana corporation (the “Company”), issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended March 31, 2012. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

On April 26, 2012, the Company also held a conference call to discuss the Company’s financial results for the quarter ended March 31, 2012. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.2 and is incorporated into this Item 2.02 by this reference. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Press Release and the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Shareholders held on April 25, 2012 (the “Annual Meeting”), the shareholders of the Company voted on three proposals. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1.	To elect twelve directors to serve on the Company’s Board of Directors for a one-year term ending at the 2013 Annual Meeting of Shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Thomas J. Baltimore, Jr.	123,114,720	86,570,632	222,736	24,610,392
William Cavanaugh III	207,713,710	1,968,598	225,780	24,610,392
Alan H. Cohen	208,695,534	982,852	229,702	24,610,392
Ngaire E. Cuneo	202,614,559	7,068,374	225,155	24,610,392
Charles R. Eitel	207,730,380	1,950,916	226,792	24,610,392
Martin C. Jischke, PhD	208,631,498	1,046,040	230,550	24,610,392
Dennis D. Oklak	199,111,600	10,396,610	399,878	24,610,392
Melanie R. Sabelhaus	208,681,651	968,025	258,412	24,610,392
Peter M. Scott, III	208,729,267	959,507	219,314	24,610,392
Jack R. Shaw	208,721,041	963,231	223,816	24,610,392
Lynn C. Thurber	208,745,983	915,211	246,894	24,610,392
Robert J. Woodward, Jr.	208,695,667	976,378	236,043	24,610,392

2.	To vote on a non-binding resolution to approve the compensation of the Company’s executive officers for 2011:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
199,392,007	10,088,294	427,787	24,610,392

3.	To ratify the reappointment of KPMG LLP as the Company’s independent public accountants for the fiscal year 2012:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
232,675,678	1,517,586	325,216	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Duke Realty Corporation press release dated April 25, 2012, with respect to its financial results for the quarter ended March 31, 2012.*

99.2	Duke Realty Corporation transcript from the conference call held on April 26, 2012, with respect to its financial results for the year ended March 31, 2012.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/S/ HOWARD L. FEINSAND
Howard L. Feinsand
Executive Vice President, General Counsel and Corporate Secretary

Dated: April 30, 2012

EXHIBIT INDEX

Exhibit Number	Description
99.1	Duke Realty Corporation press release dated April 25, 2012, with respect to its financial results for the quarter ended March 31, 2012.*

99.2	Duke Realty Corporation transcript from the conference call held on April 26, 2012, with respect to its financial results for the year ended March 31, 2012.*

*	The Press Release and the Transcript attached hereto as Exhibits 99.1 and 99.2, respectively, are “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.